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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated April 26, 2001 included in Peregrine Systems, Inc. Form 10-K for the year ended March 31, 2001 and to all references to our Firm included in this Registration Statement.




/s/ ARTHUR ANDERSEN LLP


ARTHUR ANDERSEN LLP

San Diego, California
August 29, 2001